Financial income	12 Months Ended
Dec. 31, 2024
Financial income
Financial income

28.Financial income

	For the year ended December 31
(in EUR 000)	2024	2023	2022
Interest	2,502	2,571	372
Exchange differences	4,925	1,254	6,041
Fair value adjustment foreign currency swaps	—	343	1
Other	20	6	349
Total financial income	7,447	4,174	6,763

The financial income increased by €3.3 million from €4.2 million for the year ended December 31, 2023 to €7.4 million for the year ended December 31, 2024 mainly due to an increase in exchange results.

For the year ended December 31, 2024, the exchange gains amount to €4.9 million which consist of €2.9 million realized exchange gains and €2.0 million unrealized exchange gains. The realized exchange result is mainly related to the USD financial assets that came to end in the second half of 2024. The unrealized exchange result is mainly related to the revaluation of both the Company’s USD cash balance and USD financial assets (note 14). For the year ended December 31, 2023, the closing rate of USD/EUR amounted to 1.103765, while as at December 31, 2024, the rate of USD/EUR decreased to 1.0389, resulting in unrealized exchange gains on the USD balances.

For the year ended December 31, 2024, the total interest income amounted to €2.5 million (2023: €2.6 million). This interest income relates to the term accounts.